UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                                 ______________

        Date of Report (Date of earliest event reported): August 24, 2004

                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     0-22124                   25-1616814
-------------------------       -----------------------     --------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                5004 McKnight Road, Pittsburgh, PA           15237
                ----------------------------------           -----
            (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (412) 231-6900
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d02(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7.01. Regulation FD Disclosure

On August 24, 2004, the Board of Directors of NSD Bancorp, Inc. declared a quarterly cash dividend of $0.22 per common share payable on September 30, 2004 to shareholders of record on September 16, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item
7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number  Description
--------------  -----------

99.1            Press Release dated August 24, 2004, issued by NSD Bancorp, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  August 24, 2004                 BY:    /s/ William C. Marsh
                                              --------------------------------
                                       Name:      William C. Marsh
                                       Title:     Principal Financial Officer

                                                  Senior Vice President
                                                  Chief Financial Officer

                                  EXHIBIT INDEX




EXHIBIT NO.
-----------
                   99.1    Press Release dated August 24, 2004.